UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	November 30, 2010

KEARNY FINANCIAL CORP.
(Exact name of registrant as specified in its charter)

United States	0-51093	22-3803741
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

120 Passaic Avenue, Fairfield, New Jersey	07004
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(973) 244-4500

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

KEARNY FINANCIAL CORP.

INFORMATION TO BE INCLUDED IN THE REPORT

Explanatory Note

On December 1, 2010, Kearny Financial Corp. (the “Registrant”) filed a Current Report on Form 8-K to report under Item 2.01 thereof that it had completed its acquisition of Central Jersey Bancorp (“Central Jersey”) and its wholly owned subsidiary, Central Jersey Bank, National Association (“Central Jersey Bank”) as contemplated by the Agreement and Plan of Merger, dated as of May 25, 2010, by and among the Registrant, Kearny Federal Savings Bank, Central Jersey and Central Jersey Bank (the “Agreement”).  In response to Item 9.01(a) and (b) of such Form 8-K, the Registrant stated that it would file the required financial statements of the business acquired and pro forma financial information by amendment.  This Form 8-K/A is being filed to provide the required financial statements and pro forma financial information.

Item 9.01  Financial Statements and Exhibits

(a)	Financial statements of businesses acquired.

Central Jersey’s audited consolidated balance sheets at December 31, 2009 and 2008 and statements of income, changes in shareholders’ equity and cash flows for the years then ended are incorporated herein by reference to Exhibit 99.2 hereto.  Central Jersey’s unaudited consolidated balance sheet at September 30, 2010 and statements of income, changes in shareholders’ equity and cash flows for the nine months ended September 30, 2010 and 2009 are incorporated by reference from Exhibit 99.3 hereto.

(b)	Pro forma financial information.

The pro forma financial information required by this item is incorporated herein by reference to Exhibit 99.4.

(c)	Shell Company Transactions. Not Applicable

(d)	Exhibits.

Exhibit No.	Description

2.1
Agreement and Plan of Merger, dated as of May 25, 2010, by and among  the Registrant, Kearny Federal Savings Bank, Central Jersey and Central Jersey Bank (incorporated by reference to Exhibit 2.1 to the Registrant’s Current Report on Form 8-K filed with the Securities and Exchange Commission on May 27, 2010 (Commission File No. 0-51093))

99.1	Registrant’s press release dated November 30, 2010*

99.2
Audited Consolidated Financial Statements of Central Jersey (incorporated by reference from Central Jersey’s Annual Report on Form 10-K for the year ended December 31, 2009 (Commission File No. 0-49925))

Exhibit No.	Description

99.3
Unaudited Consolidated Financial Statements of Central Jersey (incorporated by reference from Central Jersey’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2010 (Commission File No. 0-49925))

99.4	Unaudited pro forma condensed consolidated financial statements

*Previously filed

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

KEARNY FINANCIAL CORP.
Date: February 14, 2011	By:	/s/ Craig L. Montanaro
Craig L. Montanaro President and Chief Operating Officer